FINANCIAL INVESTORS TRUST

American Freedom U.S. Government Money Market Fund

SUPPLEMENT DATED DECEMBER 24, 2008 TO THE

PROSPECTUS DATED AUGUST 28, 2008

Effective immediately, the information below is added to the section titled “HOW DO I INVEST IN THE FUND” directly above the subheading titled “Exchange of Fund Shares.” on page 8 of the Fund’s prospectus:

Check Redemption.  You may write an unlimited number of checks drawn on your account by either requesting the privilege on your Account Application or by sending a written request to the Fund.  In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  Checks may be made payable to the order of any person.  When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check.  Shares earn dividends through the day the redemption is processed.  There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons.  A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund’s custodian by its correspondent bank.  If the amount of the check is greater than the value of the shares in your account, the check will be returned marked “Insufficient Funds.”  Checks written on amounts subject to the hold described above will be returned marked “Uncollected.”  If your check does not clear, you will be responsible for any loss the Fund, Custodian or Transfer Agent may incur.  A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding.  It is also inadvisable for you to write a check for an amount close to the total value of your account.  The Fund reserves the right to terminate or alter the checkwriting service at any time.